                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported):  April 2, 1999

                                  Keane, Inc.
-------------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

                                 Massachusetts
-------------------------------------------------------------------------------
                (State or Other Jurisdiction of Incorporation)


        1-7516                                        04-243-7166
------------------------                  ------------------------------------
(Commission File Number)                  (I.R.S. Employer Identification No.)

             TEN CITY SQUARE
          BOSTON, MASSACHUSETTS                                   02129
----------------------------------------                        ----------
(Address of Principal Executive Offices)                        (Zip Code)

                                (617) 241-9200
             ----------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

     This current report on Form 8-K is filed by Keane, Inc., a Massachusetts corporation (the "Registrant"), in connection with the matters described herein.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On April 2, 1999, the Registrant engaged Ernst & Young LLP ("Ernst & Young") as its independent auditors and dismissed PricewaterhouseCoopers LLP ("PWC") from such position. The decision to change accountants was recommended by the Registrant's Audit Committee and approved by the Registrant's Board of
Directors.   None of the reports of PWC on the financial statements of the
Registrant for either of the past two fiscal years contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. During the Registrant's two most recent fiscal years and the subsequent interim period immediately preceding the date of the dismissal of PWC, the Registrant had no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of PWC, would have caused PWC to make reference to the subject matter of the disagreement(s) in connection with its reports on the financial statements of the Registrant. None of the reportable events listed in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act occurred with respect to the Registrant's two most recent fiscal years or the subsequent interim period preceding the dismissal of PWC.

     Prior to making the decision to retain Ernst & Young, the Registrant had consulted with Ernst & Young concerning certain tax matters. However, neither the Registrant nor anyone on its behalf consulted Ernst & Young regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant's financial statements, and no written or oral advice concerning the same was provided to the Registrant that was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

         The exhibits listed in the Exhibit Index filed as part of this report are filed as part of or are included in this report.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              KEANE, INC.
                              -----------
                              (Registrant)



Date: April 6, 1999           By:  /s/ Wallace A. Cataldo
                                   ----------------------
                                   Wallace A. Cataldo
                                   Vice President - Finance
                                   (Principal Financial Officer)

                                 EXHIBIT INDEX


Exhibit
Number              Description
------              -----------

  16                Letter regarding Change in Certifying Accountant

                                       1